Net revenues	12 Months Ended
Dec. 31, 2024
Net revenues
Net revenues

13.  Net revenues

The Group principally generates its net product revenue from the product sales model and net service revenues from the marketplace model. The Group operates ZKH platform and GBB platform which are distinguished by customer type. The customers served on ZKH platform mainly include enterprise customers in a variety of industries. The customers served on GBB platform mainly include micro businesses such as trading companies, distributors, local hardware stores, and small businesses which are end users. The Group’s principal operations and geographic markets are in the PRC.

	Year ended December 31,
	2022	2023	2024
	RMB	RMB	RMB
	(in thousands)
Net product revenues
From ZKH platform	7,277,260	7,381,501	7,450,188
From GBB platform	809,660	960,102	999,280
	8,086,920	8,341,603	8,449,468
Net service revenues
From ZKH platform	179,508	307,412	244,707
Other revenues	48,808	72,160	67,143
Total	8,315,236	8,721,175	8,761,318